Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
June 30, 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts primarily in desirable United States locations. Our portfolio is currently made up of 18 properties totaling 8,199 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
38
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Officers
Raymond L. Gellein, Jr.
President and Chief Executive Officer
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Legal
Eric D. Hassberger
Senior Vice President, Asset Management and Acquisitions
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
Gregory A. Brenner
Vice President, Controller
Carly P. Edgar
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
George T. Stowers
Vice President, Design and Construction

Bryce D. White
Vice President, Information Technology

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Green Street Advisors	Lukas Hartwich	(949) 640-8780

Evercore ISI	Rich Hightower	(212) 752-0886

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Credit Suisse	Ian Weissman	(212) 538-6889

RBC Capital Markets	Wes Golladay	(440) 715-2650

Canaccord Genuity Inc. (US)	Ryan Meliker	(212) 389-8094
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	June 30, 2015
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	275,495	275,495
Operating partnership units outstanding	794	794
Restricted stock units outstanding	1,205	1,205
Combined shares and units outstanding	277,494	277,494
Common stock price at end of period	$12.12	$12.12
Common equity capitalization	$3,363,227	$3,363,227
Consolidated debt	1,805,618	1,805,618
Pro rata share of consolidated debt	(110,250)	—
Cash and cash equivalents	(98,586)	(98,586)
Total enterprise value	$4,960,009	$5,070,259
Net Debt / Total Enterprise Value	32.2%	33.7%
Common Equity / Total Enterprise Value	67.8%	66.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues:
Rooms	$186,377	$148,874	$349,241	$251,974
Food and beverage	134,523	100,028	257,992	170,045
Other hotel operating revenue	34,989	25,942	72,896	46,181
Lease revenue	1,013	1,319	2,044	2,618
Total revenues	356,902	276,163	682,173	470,818
Operating Costs and Expenses:
Rooms	51,072	41,268	98,937	74,975
Food and beverage	88,245	67,077	171,319	121,680
Other departmental expenses	86,626	66,238	171,350	119,817
Management fees	12,423	9,241	23,862	15,019
Other hotel expenses	19,842	15,572	35,455	31,250
Lease expense	1,017	1,260	2,051	2,518
Depreciation and amortization	40,331	28,058	77,995	50,263
Impairment losses	10,401	—	10,401	—
Corporate expenses	6,441	7,198	14,709	14,391
Total operating costs and expenses	316,398	235,912	606,079	429,913
Operating income	40,504	40,251	76,094	40,905
Interest expense	(20,709)	(19,587)	(43,494)	(37,861)
Interest income	16	50	117	77
Loss on early extinguishment of debt	(34,211)	—	(34,211)	—
Equity in earnings of unconsolidated affiliates	—	826	—	5,271
Foreign currency exchange gain (loss)	40	(8)	(76)	(6)
Gain on consolidation of affiliates	—	65,349	—	143,466
Other income, net	40,465	795	40,308	1,218
Income before income taxes and discontinued operations	26,105	87,676	38,738	153,070
Income tax expense	(2,452)	(207)	(2,671)	(246)
Income from continuing operations	23,653	87,469	36,067	152,824
Income from discontinued operations, net of tax	—	604	—	159,039
Net Income	23,653	88,073	36,067	311,863
Net income attributable to the noncontrolling interests in SHR's operating partnership	(67)	(281)	(104)	(1,130)
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(16,888)	217	(13,454)	4,258
Net Income Attributable to SHR	6,698	88,009	22,509	314,991
Preferred shareholder dividends	—	(7,169)	—	(16,993)
Net Income Attributable to SHR Common Shareholders	$6,698	$80,840	$22,509	$297,998
Basic Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.02	$0.36	$0.08	$0.65
Income from discontinued operations attributable to SHR common shareholders	—	—	—	0.74
Net income attributable to SHR common shareholders	$0.02	$0.36	$0.08	$1.39
Weighted average shares of common stock outstanding	276,380	222,013	257,056	214,450
Diluted Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.02	$0.35	$0.07	$0.60
Income from discontinued operations attributable to SHR common shareholders	—	—	—	0.70
Net income attributable to SHR common shareholders	$0.02	$0.35	$0.07	$1.30
Weighted average shares of common stock outstanding	278,383	233,463	284,208	225,900

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015 and December 31, 2014
Consolidated Balance Sheets
(in thousands, except share data)

	June 30, 2015	December 31, 2014
Assets
Investment in hotel properties, net	$3,276,411	$2,828,400
Goodwill	21,629	38,128
Intangible assets, net of accumulated amortization of $11,783 and $7,288	93,936	94,324
Investment in unconsolidated affiliates	22,850	22,850
Cash and cash equivalents	98,586	442,613
Restricted cash and cash equivalents	77,790	81,510
Accounts receivable, net of allowance for doubtful accounts of $688 and $492	71,486	51,382
Deferred financing costs, net of accumulated amortization of $8,203 and $7,814	14,580	11,440
Deferred tax assets	1,419	1,729
Prepaid expenses and other assets	56,727	46,781
Total assets	$3,735,414	$3,619,157
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages payable, net of discount	$1,460,637	$1,705,778
Credit facility, including an unsecured term loan of $300,000 and $0	344,000	—
Accounts payable and accrued expenses	234,306	224,505
Preferred stock redemption liability	—	90,384
Distributions payable	—	104
Deferred tax liabilities	46,117	46,137
Total liabilities	2,085,060	2,066,908
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,619	10,500
Equity:
SHR’s shareholders’ equity:
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 275,494,707 and 267,435,799 shares of common stock issued and outstanding)	2,755	2,674
Additional paid-in capital	2,451,209	2,348,284
Accumulated deficit	(867,960)	(890,469)
Accumulated other comprehensive loss	(7,586)	(13,032)
Total SHR’s shareholders’ equity	1,578,418	1,447,457
Noncontrolling interests in consolidated affiliates	62,317	94,292
Total equity	1,640,735	1,541,749
Total liabilities, noncontrolling interests and equity	$3,735,414	$3,619,157

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Disposition of Hotel Properties
2015 Dispositions
Effective January 1, 2015, the Company adopted new accounting guidance which amends the requirements for reporting discontinued operations. Under the guidance, only disposals that represent a strategic shift that has (or will have) a major effect on the Company's results of operations would qualify as discontinued operations.
On May 21, 2015, the Company, along with its joint venture partner, sold the Hyatt Regency La Jolla hotel for sales proceeds of approximately $118,293,000. The $89,228,000 mortgage loan secured by the hotel was repaid at the time of closing. A $40,613,000 gain on the sale was recorded in other income, net in the condensed consolidated statements of operations for the three and six months ended June 30, 2015. The portion of the gain attributable to the joint venture partner was $16,649,000, which is reflected in net income attributable to the noncontrolling interests in consolidated affiliates in the condensed consolidated statements of operations for the three and six months ended June 30, 2015. The disposition of the Hyatt Regency La Jolla hotel does not represent a strategic shift that has had a major effect on the Company's results of operations; therefore, the hotel's results of operations are included in continuing operations for all periods presented.
2014 Dispositions
During the six months ended June 30, 2014, the Company sold the following hotels:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. We received net proceeds of $97,257,000.

The results of operations of hotels sold prior to January 1, 2015 are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following is a summary of income from discontinued operations, net of tax, for the three and six months ended June 30, 2014 (in thousands):

	Three Months Ended June 30,	Six Months Ended June 30,
	2014	2014
Hotel operating revenues	$—	$17,767
Operating costs and expenses	—	11,485
Depreciation and amortization	—	1,275
Total operating costs and expenses	—	12,760
Operating income	—	5,007
Interest expense	—	(1,326)
Interest income	—	2
Loss on early extinguishment of debt	—	(272)
Foreign currency exchange gain	—	32
Income tax expense	—	(833)
Gain on sale, net of tax	604	156,429
Income from discontinued operations, net of tax	$604	$159,039

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended June 30, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$33,821	$—	$33,821
Property EBITDA (100%)	$11,202	$—	$11,202
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,075	$—	$4,075
Depreciation and amortization	(1,572)	—	(1,572)
Interest expense	(1,518)	—	(1,518)
Other expenses, net	(18)	—	(18)
Income taxes	(87)	—	(87)
Equity in earnings of unconsolidated affiliates	$880	$—	$880
EBITDA Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880
Depreciation and amortization	1,572	—	1,572
Interest expense	1,518	—	1,518
Income taxes	87	—	87
EBITDA Contribution	$4,057	$—	$4,057
FFO Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880
Depreciation and amortization	1,572	—	1,572
FFO Contribution	$2,452	$—	$2,452

	Six Months Ended June 30, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869
Property EBITDA (100%)	$20,761	$13,191	$33,952
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021
Depreciation and amortization	(3,526)	(1,551)	(5,077)
Interest expense	(3,418)	(168)	(3,586)
Other expenses, net	(25)	(30)	(55)
Income taxes	143	—	143
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
EBITDA Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
Depreciation and amortization	3,526	1,551	5,077
Interest expense	3,418	168	3,586
Income taxes	(143)	—	(143)
EBITDA Contribution	$7,401	$6,565	$13,966
FFO Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
Depreciation and amortization	3,526	1,551	5,077
FFO Contribution	$4,126	$6,397	$10,523

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Leasehold Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Marriott Hamburg:
Property EBITDA	$1,321	$1,687	$2,560	$3,199
Revenue (a)	$1,013	$1,319	$2,044	$2,618

Lease expense	(1,017)	(1,260)	(2,051)	(2,518)
Less: Deferred gain on sale-leaseback	(43)	(54)	(87)	(107)
Adjusted lease expense	(1,060)	(1,314)	(2,138)	(2,625)

Comparable EBITDA contribution from leasehold	$(47)	$5	$(94)	$(7)

Security Deposit (b):	June 30, 2015	December 31, 2014
Marriott Hamburg	$2,117	$2,299

(a)	For the three and six months ended June 30, 2015 and 2014, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO) attributable to SHR common shareholders; FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO attributable to SHR common shareholders in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO attributable to SHR common shareholders plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO attributable to SHR common shareholders, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of Net Income Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to SHR common shareholders	$6,698	$80,840	$22,509	$297,998
Depreciation and amortization—continuing operations	40,331	28,058	77,995	50,263
Depreciation and amortization—discontinued operations	—	—	—	1,275
Interest expense—continuing operations	20,709	19,587	43,494	37,861
Interest expense—discontinued operations	—	—	—	1,326
Income taxes—continuing operations	2,452	207	2,671	246
Income taxes—discontinued operations	—	—	—	833
Income taxes—sale of assets	—	—	—	20,451
Net income attributable to noncontrolling interests in SHR's operating partnership (a)	67	281	104	1,130
Adjustments attributable to noncontrolling interests in consolidated affiliates (b)	(3,209)	(3,939)	(7,046)	(7,614)
Adjustments attributable to unconsolidated affiliates (c)	—	3,153	—	8,443
Preferred shareholder dividends	—	7,169	—	16,993
EBITDA	67,048	135,356	139,727	429,205
Realized portion of deferred gain on sale-leaseback	(43)	(54)	(87)	(107)
Gain on sale of assets—continuing operations	(40,613)	(767)	(40,613)	(767)
Gain on sale of assets—discontinued operations	—	(604)	—	(176,880)
Gain on consolidation of affiliates	—	(65,349)	—	(143,466)
Impairment losses	10,401	—	10,401	—
Loss on early extinguishment of debt—continuing operations	34,211	—	34,211	—
Loss on early extinguishment of debt—discontinued operations	—	—	—	272
Foreign currency exchange (gain) loss—continuing operations	(40)	8	76	6
Foreign currency exchange gain—discontinued operations	—	—	—	(32)
Hotel acquisition costs	346	—	1,066	—
Non-cash interest rate derivative activity	30	—	146	—
Amortization of below market hotel management agreement	513	108	1,026	108
Activist shareholder costs	—	104	—	1,637
Adjustments attributable to noncontrolling interests in consolidated affiliates (d)	16,559	109	16,559	109
Comparable EBITDA	$88,412	$68,911	$162,512	$110,085

(a)
EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests in SHR's operating partnership into shares of SHR's common stock. This adjustment reverses the net income that was allocated to the noncontrolling interests in SHR's operating partnership.

(b)
This adjustment represents the portion of interest expense, income taxes and depreciation and amortization attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(c)	This adjustment represents our portion of interest expense, income taxes and depreciation and amortization related to affiliates that are not consolidated.

(d)
This adjustment represents the portion of gains or losses from sales of depreciable property and the portion of loss on early extinguishment of debt attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of Net Income Attributable to SHR Common Shareholders to
Funds From Operations (FFO) Attributable to SHR Common Shareholders, FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to SHR common shareholders	$6,698	$80,840	$22,509	$297,998
Depreciation and amortization—continuing operations	40,331	28,058	77,995	50,263
Depreciation and amortization—discontinued operations	—	—	—	1,275
Corporate depreciation	(127)	(123)	(255)	(246)
Gain on sale of assets—continuing operations	(40,613)	(767)	(40,613)	(767)
Gain on sale of assets, net of tax—discontinued operations	—	(604)	—	(156,429)
Gain on consolidation of affiliates	—	(65,349)	—	(143,466)
Realized portion of deferred gain on sale-leaseback	(43)	(54)	(87)	(107)
Adjustments attributable to noncontrolling interests in SHR's operating partnership (a)	(116)	(95)	(226)	(193)
Adjustments attributable to noncontrolling interests in consolidated affiliates (b)	14,801	(1,971)	12,558	(3,806)
Adjustments attributable to unconsolidated affiliates (c)	—	1,571	—	5,077
FFO attributable to SHR common shareholders	20,931	41,506	71,881	49,599
Adjustments attributable to noncontrolling interests in SHR's operating partnership - other (d)	183	376	330	1,323
FFO—Fully Diluted	21,114	41,882	72,211	50,922
Impairment losses	10,401	—	10,401	—
Non-cash interest rate derivative activity	2,489	2,184	5,718	(110)
Loss on early extinguishment of debt—continuing operations	34,211	—	34,211	—
Loss on early extinguishment of debt—discontinued operations	—	—	—	272
Foreign currency exchange (gain) loss—continuing operations	(40)	8	76	6
Foreign currency exchange gain—discontinued operations	—	—	—	(32)
Amortization of debt discount	40	623	690	623
Amortization of below market hotel management agreement	513	108	1,026	108
Hotel acquisition costs	346	—	1,066	—
Activist shareholder costs	—	104	—	1,637
Excess of redemption liability over carrying amount of redeemed preferred stock	—	3,203	—	6,912
Adjustments attributable to noncontrolling interests in consolidated affiliates (e)	(90)	—	(90)	—
Comparable FFO	$68,984	$48,112	$125,309	$60,338
Comparable FFO per fully diluted share	$0.25	$0.21	$0.45	$0.28
Weighted average diluted shares (f)	279,380	225,348	278,145	217,875

(a)	This adjustment represents the portion of depreciation and amortization attributable to the redeemable noncontrolling interests in our operating partnership.

(b)
This adjustment represents the portion of depreciation and amortization and gains or losses from sales of depreciable property that are attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(c)	This adjustment represents our portion of the depreciation and amortization related to affiliates that are not consolidated.

(d)	This adjustment represents amounts other than depreciation and amortization that are attributable to the redeemable noncontrolling interests in our operating partnership.

(e)	This adjustment represents the portion of loss on early extinguishment of debt that is attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(f)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Hotel del Coronado	3.84%	365 bp	$475,000	March 2018
Four Seasons Washington, D.C.	2.44%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel	3.14%	295 bp	225,000	January 2020
Unsecured revolving credit facility (c)	1.84%	165 bp	44,000	May 2020
Unsecured term loan (c)	1.79%	160 bp	300,000	May 2020
Loews Santa Monica Beach Hotel	2.74%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	141,618	August 2021
Montage Laguna Beach (d)	3.90%	Fixed	150,000	August 2021
Ritz-Carlton Half Moon Bay (e)	2.59%	240 bp	115,000	May 2022
InterContinental Miami	3.99%	Fixed	115,000	September 2024
			1,805,618
Unamortized discount (d)			(981)
			$1,804,637

(a)	Spread over LIBOR (0.19% at June 30, 2015).

(b)	Includes extension options.

(c)
On May 27, 2015, we entered into a new $750,000,000 senior unsecured credit facility that is comprised of a $450,000,000 unsecured revolving credit facility and a $300,000,000 unsecured term loan. Interest on the unsecured revolving credit facility is payable monthly based upon a leverage-based grid with annual rates ranging from LIBOR plus 1.65% to LIBOR plus 2.40%. Interest on the unsecured term loan is also payable monthly based upon a leverage-based pricing grid with annual rates ranging from LIBOR plus 1.60% to LIBOR plus 2.35%.

(d)
On January 29, 2015, we closed on the acquisition of the Montage Laguna Beach resort. In connection with the acquisition, we assumed the outstanding balance of the mortgage loan secured by the Montage Laguna Beach resort. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

(e)	On May 27, 2015, we closed on a new $115,000,000 mortgage loan secured by the Ritz-Carlton Half Moon Bay hotel. The mortgage loan has two, one-year extension options, subject to certain conditions.

Second Quarter 2015 Debt Repayments

On April 9, 2015, we repaid the $117,000,000 mortgage loan secured by the Fairmont Scottsdale Princess hotel.

On May 21, 2015, we sold the Hyatt Regency La Jolla hotel and repaid the $89,288,000 mortgage loan secured by the hotel at the time of closing. We recorded a $193,000 loss on early extinguishment of debt, which included the write off of unamortized deferred financing costs.

On May 27, 2015, we repaid the $209,558,000 mortgage loan secured by the Westin St. Francis hotel and the $93,124,000 mortgage loan secured by the Fairmont Chicago hotel using proceeds from the new mortgage loan secured by the Ritz-Carlton Half Moon Bay hotel and proceeds from the $300,000,000 unsecured term loan. We recorded a $34,014,000 loss on early extinguishment of debt, which included prepayment penalties of $32,917,000 and the write off of unamortized deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amounts
2015 (remainder)	$1,126
2016	2,040
2017	3,066
2018	480,033
2019	125,276
Thereafter	1,194,077
1,805,618
Unamortized discount	(981)
$1,804,637

Percent of fixed rate debt	22.5%
Weighted average interest rate (f)	3.29%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	6.97

 (f) Excludes the amortization of deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

Portfolio Data
Portfolio at June 30, 2015
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	2nd QTR 2015 Property EBITDA	% of 2nd QTR 2015 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	$12,675	13%
InterContinental Chicago	Chicago, IL	792	10%	7,062	7%
Hotel del Coronado	Coronado, CA	757	9%	14,835	15%
Fairmont Chicago	Chicago, IL	687	8%	6,231	6%
Fairmont Scottsdale Princess	Scottsdale, AZ	649	8%	5,502	6%
InterContinental Miami	Miami, FL	641	8%	5,547	6%
JW Marriott Essex House Hotel (a)	New York, NY	511	6%	6,540	7%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	8,932	9%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	1,205	1%
Loews Santa Monica Beach Hotel	Santa Monica, CA	347	4%	4,488	5%
Four Seasons Hotel Austin (b)	Austin, TX	291	4%	1,530	2%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	4,299	4%
Montage Laguna Beach	Laguna Beach, CA	249	3%	5,232	5%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5,960	6%
Four Seasons Resort Scottsdale at Troon North	Scottsdale, AZ	210	3%	2,904	3%
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	3,392	4%
Four Seasons Jackson Hole	Teton Village, WY	124	1%	(104)	—%
Total United States		7,921	97%	96,230	99%
European:
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Assets Sold:
Hyatt Regency La Jolla Hotel (d)	La Jolla, CA	N/A	N/A	1,244	1%
		8,199	100%	97,474	100%

(a)
As of June 30, 2015, we owned a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidated this hotel for reporting purposes. On July 24, 2015, our joint venture partner exercised its option to sell us its equity interest in the entity that owns the JW Marriott Essex House Hotel. Subsequent to the option being exercised, we own 100% of the JW Marriott Essex House Hotel.

(b)
On May 12, 2015, we closed on the acquisition of the Four Seasons Hotel Austin. We have included the results of this hotel in the quarterly Property EBITDA and percentage of Property EBITDA calculation above only for our period of ownership.

(c)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

(d)
On May 21, 2015, we, along with our joint venture partner, sold this hotel. We have included the results of this hotel in the quarterly Property EBITDA and percentage of Property EBITDA calculation above only for our period of ownership.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2015
Seasonality by Geographic Region
(dollars in thousands)

The Total United States portfolio is derived from our hotel portfolio at June 30, 2015, consisting of all properties located in the United States. We have three acquisition properties, the Four Seasons Resort Scottsdale at Troon North, which was acquired on December 9, 2014, the Montage Laguna Beach resort, which was acquired on January 29, 2015, and the Four Seasons Hotel Austin, which was acquired on May 12, 2015. We have not included the operating results of the Hyatt Regency La Jolla hotel because we sold the hotel on May 21, 2015. The results for the three months ended December 31, 2014 include payments pursuant to the JW Marriott Essex House Hotel NOI guarantee of $5.8 million.

Total United States Hotels (as of June 30, 2015)
Acquisition property revenues - 3 Properties and 750 Rooms
Same store property revenues - 14 Properties and 7,171 Rooms

	Three Months Ended
	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	Total
Acquisition property revenues (a)	$—	$2,539	$31,043	$42,482	$76,064
Acquisition property revenues (b)	43,137	44,649	$11,993	6,780	106,559
Same store property revenues	294,231	300,409	282,739	307,743	1,185,122
Total pro forma revenues	$337,368	$347,597	$325,775	$357,005	$1,367,745
Total property seasonality %	24.6%	25.4%	23.8%	26.1%	99.9%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Operating Statistics by Geographic Region
The Same Store United States portfolio is derived from our hotel portfolio at June 30, 2015, consisting of all properties located in the United States. The Same Store United States portfolio excludes the Four Seasons Resort Scottsdale at Troon North, the Montage Laguna Beach resort and the Four Seasons Hotel Austin for the three and six months ended June 30, 2015 and 2014.

Same Store United States Hotels (as of June 30, 2015)
14 Properties
7,171 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
ADR	$317.67	$302.76	4.9%		$312.95	$296.39	5.6%
Average Occupancy	79.1%	80.0%	(0.9)	pts	75.5%	75.0%	0.5	pts
RevPAR	$251.41	$242.18	3.8%		$236.16	$222.28	6.2%
Total RevPAR	$471.59	$459.33	2.7%		$454.93	$427.87	6.3%
Property EBITDA Margin	28.1%	28.5%	(0.4)	pts	26.6%	24.9%	1.7	pts

Same Store United States Hotels - Adjusted (a) (as of June 30, 2015)
14 Properties
7,171 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
ADR	$317.67	$299.97	5.9%		$312.95	$293.14	6.8%
Average Occupancy	79.1%	80.0%	(0.9)	pts	75.5%	75.0%	0.5	pts
RevPAR	$251.41	$239.95	4.8%		$236.16	$219.84	7.4%
Total RevPAR	$472.27	$462.41	2.1%		$454.93	$430.34	5.7%
Property EBITDA Margin	28.3%	28.3%	—	pts	26.8%	24.7%	2.1	pts

(a) For the three months ended June 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million and $0.1 million, respectively. For the six months ended June 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $1.0 million and $0.1 million, respectively. For the three and six months ended June 30, 2014, the statistics have been modified to take into account certain adjustments related to the subsequent adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the "USALI Eleventh Revised Edition").

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Operating Statistics by Geographic Region (Continued)
The Total United States portfolio is derived from our hotel portfolio at June 30, 2015, consisting of all properties located in the United States, including 100% of the operations of the Hotel del Coronado, the Fairmont Scottsdale Princess hotel, the Four Seasons Resort Scottsdale at Troon North, the Montage Laguna Beach resort and the Four Seasons Hotel Austin, including periods prior to full ownership, for the three and six months ended June 30, 2015 and 2014. We have not included the operating results of the Hyatt Regency La Jolla hotel because we sold the hotel on May 21, 2015.

Total United States Hotels (as of June 30, 2015)
17 Properties
7,921 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
ADR	$328.76	$313.68	4.8%		$326.59	$309.37	5.6%
Average Occupancy	78.8%	80.0%	(1.2)	pts	75.7%	75.5%	0.2	pts
RevPAR	$259.15	$250.92	3.3%		$247.30	$233.52	5.9%
Total RevPAR	$495.30	$482.97	2.6%		$482.03	$453.65	6.3%
Property EBITDA Margin	27.6%	27.9%	(0.3)	pts	26.4%	24.7%	1.7	pts

Total United States Hotels - Adjusted (b) (as of June 30, 2015)
17 Properties
7,921 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
ADR	$328.76	$310.53	5.9%		$326.59	$305.73	6.8%
Average Occupancy	78.8%	80.0%	(1.2)	pts	75.7%	75.5%	0.2	pts
RevPAR	$259.15	$248.40	4.3%		$247.30	$230.78	7.2%
Total RevPAR	$495.90	$486.55	1.9%		$482.03	$456.46	5.6%
Property EBITDA Margin	27.7%	27.7%	—	pts	26.5%	24.6%	1.9	pts

(b) For the three months ended June 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million and $0.1 million, respectively. For the six months ended June 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $1.0 million and $0.1 million, respectively. For the three and six months ended June 30, 2014, the statistics have been modified to take into account certain adjustments related to the subsequent adoption of the USALI Eleventh Revised Edition.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and six months ended June 30, 2015 and 2014. Property EBITDA reflects property net operating income or loss plus depreciation and amortization. The following financial and operating information for the three and six months ended June 30, 2014 is adjusted for changes resulting from the adoption of the USALI Eleventh Revised Edition. The information in the following tables includes the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million and $0.1 million for the three months ended June 30, 2015 and 2014, respectively, and $1.0 million and $0.1 million for the six months ended June 30, 2015 and 2014, respectively.

	Three Months Ended June 30,				Six Months Ended June 30,
UNITED STATES HOTELS:	2015	2014	Change		2015	2014	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$20,492	$19,246	6.5%		$29,922	$28,123	6.4%
Property EBITDA	$6,231	$5,812	7.2%		$4,514	$3,673	22.9%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	73.5%	74.9%	(1.4)	pts	60.9%	60.5%	0.4	pts
ADR	$267.20	$243.03	9.9%		$227.42	$211.90	7.3%
RevPAR	$196.38	$182.05	7.9%		$138.57	$128.19	8.1%
Total RevPAR	$327.79	$307.85	6.5%		$240.64	$226.16	6.4%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% as of June 30, 2014):
Total revenues	$25,125	$27,941	(10.1)%		$67,345	$64,218	4.9%
Property EBITDA	$5,502	$7,138	(22.9)%		$22,249	$20,329	9.4%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	69.2%	77.5%	(8.3)	pts	78.0%	79.9%	(1.9)	pts
ADR	$246.09	$231.91	6.1%		$305.52	$275.67	10.8%
RevPAR	$170.33	$179.70	(5.2)%		$238.32	$220.35	8.2%
Total RevPAR	$425.42	$473.10	(10.1)%		$573.30	$546.68	4.9%

FOUR SEASONS HOTEL AUSTIN
No table has been provided since we did not own the property for the entire periods presented.

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$5,858	$5,423	8.0%		$23,361	$21,293	9.7%
Property EBITDA	$(104)	$(413)	74.8%		$5,030	$4,095	22.8%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	46.1%	45.3%	0.8	pts	62.3%	60.4%	1.9	pts
ADR	$442.60	$383.07	15.5%		$590.82	$526.96	12.1%
RevPAR	$204.08	$173.64	17.5%		$368.25	$318.23	15.7%
Total RevPAR	$519.12	$480.56	8.0%		$1,040.85	$948.71	9.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
FOUR SEASONS RESORT SCOTTSDALE AT TROON NORTH
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$12,272	N/A	N/A		$28,154	N/A	N/A
Property EBITDA	$2,904	N/A	N/A		$8,287	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2014, average occupancy was 78.5%, ADR was $338.56, RevPAR was $265.73 and Total RevPAR was $630.72. For the six months ended June 30, 2014, average occupancy was 81.6%, ADR was $389.32, RevPAR was $317.76 and Total RevPAR was $692.85.):

Rooms	210	N/A	N/A		210	N/A	N/A
Average occupancy	76.7%	N/A	N/A		81.3%	N/A	N/A
ADR	$361.57	N/A	N/A		$444.11	N/A	N/A
RevPAR	$277.28	N/A	N/A		$361.04	N/A	N/A
Total RevPAR	$642.16	N/A	N/A		$740.71	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$11,017	$9,737	13.1%		$20,872	$18,323	13.9
Property EBITDA	$3,392	$2,741	23.8%		$5,848	$4,536	28.9
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	78.4%	75.0%	3.4	pts	77.8%	72.8%	5.0
ADR	$445.93	$411.21	8.4%		$430.78	$396.17	8.7
RevPAR	$349.42	$308.22	13.4%		$335.26	$288.37	16.3
Total RevPAR	$605.32	$534.98	13.1%		$576.59	$506.17	13.9

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$20,802	$20,052	3.7%		$35,590	$34,444	3.3%
Property EBITDA	$5,960	$5,802	2.7%		$7,952	$7,705	3.2%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	78.2%	81.8%	(3.6)	pts	70.3%	72.8%	(2.5)	pts
ADR	$669.77	$607.92	10.2%		$608.06	$563.13	8.0%
RevPAR	$523.57	$497.00	5.3%		$427.62	$410.21	4.2%
Total RevPAR	$1,029.72	$992.55	3.7%		$885.72	$857.19	3.3%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% as of June 30, 2014.):
Total revenues	$44,689	$44,285	0.9%		$81,899	$77,479	5.7%
Property EBITDA	$14,835	$14,962	(0.8)%		$28,882	$24,521	17.8%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	76.5%	68.6%	7.9	pts	74.0%	65.6%	8.4	pts
ADR	$382.80	$386.46	(0.9)%		$368.16	$364.39	1.0%
RevPAR	$292.75	$265.07	10.4%		$272.45	$239.07	14.0%
Total RevPAR	$648.73	$642.86	0.9%		$597.73	$565.47	5.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$22,649	$22,120	2.4%		$33,357	$34,214	(2.5)%
Property EBITDA	$7,062	$7,097	(0.5)%		$5,224	$6,409	(18.5)%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	85.5%	88.1%	(2.6)	pts	70.7%	75.7%	(5.0)	pts
ADR	$229.72	$215.89	6.4%		$197.09	$184.70	6.7%
RevPAR	$196.34	$190.14	3.3%		$139.31	$139.75	(0.3)%
Total RevPAR	$314.26	$306.92	2.4%		$232.69	$238.67	(2.5)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$19,394	$17,769	9.1%		$44,985	$41,010	9.7%
Property EBITDA	$5,547	$5,047	9.9%		$16,270	$14,397	13.0%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	87.0%	86.1%	0.9	pts	88.3%	89.1%	(0.8)	pts
ADR	$188.59	$182.58	3.3%		$232.13	$221.14	5.0%
RevPAR	$163.97	$157.11	4.4%		$205.01	$197.07	4.0%
Total RevPAR	$332.48	$304.63	9.1%		$387.73	$353.47	9.7%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$27,503	$26,461	3.9%		$45,194	$43,779	3.2%
Property EBITDA	$6,540	$6,452	1.4%		$5,487	$5,973	(8.1)%
Selected Operating Information:
Rooms	511	511	—		511	511	—
Average occupancy	85.1%	87.8%	(2.7)	pts	80.2%	81.6%	(1.4)	pts
ADR	$481.01	$463.33	3.8%		$418.77	$413.07	1.4%
RevPAR	$409.32	$406.84	0.6%		$335.76	$337.06	(0.4)%
Total RevPAR	$591.45	$569.04	3.9%		$488.63	$473.34	3.2%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$14,663	$14,705	(0.3)%		$27,264	$28,327	(3.8)%
Property EBITDA	$4,488	$4,755	(5.6)%		$7,329	$8,415	(12.9)%
Selected Operating Information:
Rooms	347	347	—		347	347	—
Average occupancy	82.7%	86.3%	(3.6)	pts	80.8%	87.4%	(6.6)	pts
ADR	$378.00	$364.63	3.7%		$362.92	$352.83	2.9%
RevPAR	$312.71	$314.82	(0.7)%		$293.22	$308.22	(4.9)%
Total RevPAR	$464.37	$471.98	(1.6)%		$434.08	$457.35	(5.1)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information (Property EBITDA excludes a $10.4 million impairment loss related to this hotel for the three and six months ended June 30, 2015):
Total revenues	$9,515	$9,187	3.6%		$16,161	$15,650	3.3%
Property EBITDA	$1,205	$1,021	18.0%		$905	$383	136.3%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	63.3%	60.8%	2.5	pts	58.9%	55.6%	3.3	pts
ADR	$144.56	$137.82	4.9%		$142.63	$135.54	5.2%
RevPAR	$91.44	$83.85	9.1%		$83.95	$75.30	11.5%
Total RevPAR	$268.79	$259.58	3.5%		$229.54	$222.28	3.3%

MONTAGE LAGUNA BEACH
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$23,445	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$5,232	N/A	N/A		N/A	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the six months ended June 30, 2015, average occupancy was 75.8%, ADR was $555.32, RevPAR was $420.94 and Total RevPAR was $975.93. For the three and six months ended June 30, 2014, average occupancy was 83.3% and 79.4%, respectively, ADR was $544.67 and $510.91, respectively, RevPAR was $453.59 and $407.38, respectively, and Total RevPAR was $1,050.45 and $945.39, respectively):

Rooms	249	N/A	N/A		N/A	N/A	N/A
Average occupancy	74.0%	N/A	N/A		N/A	N/A	N/A
ADR	$609.48	N/A	N/A		N/A	N/A	N/A
RevPAR	$451.05	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$1,035.55	N/A	N/A		N/A	N/A	N/A

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$18,444	$17,834	3.4%		$32,196	$30,655	5.0%
Property EBITDA	$4,299	$4,029	6.7%		$5,896	$5,221	12.9%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	67.4%	74.9%	(7.5)	pts	61.4%	67.9%	(6.5)	pts
ADR	$488.60	$412.83	18.4%		$453.99	$391.44	16.0%
RevPAR	$329.52	$309.13	6.6%		$278.93	$265.62	5.0%
Total RevPAR	$776.57	$750.89	3.4%		$681.53	$648.91	5.0%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$26,034	$25,977	0.2%		$50,284	$46,131	9.0%
Property EBITDA	$8,932	$8,735	2.3%		$16,872	$14,256	18.4%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	69.6%	71.2%	(1.6)	pts	72.0%	69.3%	2.7	pts
ADR	$428.58	$414.62	3.4%		$410.83	$388.51	5.7%
RevPAR	$298.42	$295.07	1.1%		$295.89	$269.12	9.9%
Total RevPAR	$722.44	$720.87	0.2%		$701.54	$643.60	9.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$41,557	$40,818	1.8%		$82,053	$74,543	10.1%
Property EBITDA	$12,675	$12,046	5.2%		$24,595	$18,043	36.3%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	92.1%	92.1%	—	pts	87.6%	84.3%	3.3	pts
ADR	$278.28	$260.36	6.9%		$278.97	$253.44	10.1%
RevPAR	$256.34	$239.82	6.9%		$244.37	$213.61	14.4%
Total RevPAR	$386.19	$375.36	2.9%		$379.36	$344.64	10.1%

EUROPEAN HOTEL:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,120	$6,281	(18.5)%		$9,273	$11,430	(18.9)%
Property EBITDA	$1,321	$1,687	(21.7)%		$2,560	$3,199	(20.0)%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	84.4%	85.8%	(1.4)	pts	81.7%	84.7%	(3.0)	pts
ADR	$186.26	$218.76	(14.9)%		$171.49	$198.14	(13.5)%
RevPAR	$157.15	$187.61	(16.2)%		$140.06	$167.91	(16.6)%
Total RevPAR	$202.39	$248.27	(18.5)%		$184.29	$227.16	(18.9)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015		2014		2015		2014
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$6,231	$6,231	$5,812	$5,812	$4,514	$4,514	$3,672	$3,672
Fairmont Scottsdale Princess (a)	5,502	5,502	7,138	7,138	22,249	22,249	20,329	7,138
Four Seasons Hotel Austin (b)	—	1,530	—	—	—	1,530	—	—
Four Seasons Jackson Hole	(104)	(104)	(413)	(413)	5,030	5,030	4,095	4,095
Four Seasons Resort Scottsdale at Troon North (c)	2,904	2,904	—	—	8,287	8,287	—	—
Four Seasons Silicon Valley	3,392	3,392	2,741	2,741	5,848	5,848	4,536	4,536
Four Seasons Washington, D.C.	5,960	5,960	5,802	5,802	7,952	7,952	7,706	7,706
Hotel del Coronado (a)	14,835	14,835	14,962	3,759	28,882	28,882	24,521	3,759
InterContinental Chicago	7,062	7,062	7,097	7,097	5,224	5,224	6,409	6,409
InterContinental Miami	5,547	5,547	5,047	5,047	16,270	16,270	14,397	14,397
JW Marriott Essex House Hotel	6,540	6,540	6,452	6,452	5,487	5,487	5,973	5,973
Loews Santa Monica Beach Hotel	4,488	4,488	4,755	4,755	7,329	7,329	8,415	8,415
Marriott Lincolnshire Resort	1,205	1,205	1,021	1,021	905	905	383	383
Montage Laguna Beach (d)	5,232	5,232	—	—	—	8,539	—	—
Ritz-Carlton Half Moon Bay	4,299	4,299	4,029	4,029	5,896	5,896	5,221	5,221
Ritz-Carlton Laguna Niguel	8,932	8,932	8,735	8,735	16,872	16,872	14,255	14,255
Westin St. Francis	12,675	12,675	12,046	12,046	24,595	24,595	18,043	18,043
Marriott Hamburg (e)	1,321	(4)	1,687	59	2,560	(7)	3,199	100
	96,021	96,226	86,911	74,080	167,900	175,402	141,154	104,102
Assets Sold:
Hyatt Regency La Jolla (f)	1,244	1,244	1,396	1,396	3,597	3,597	1,587	1,587
	$97,265	$97,470	$88,307	$75,476	$171,497	$178,999	$142,741	$105,689
Adjustments:
Impairment losses		(10,401)		—		(10,401)		—
Corporate expenses		(6,441)		(7,198)		(14,709)		(14,391)
Interest income		16		50		117		77
Loss on early extinguishment of debt		(34,211)		—		(34,211)		—
Equity in earnings of unconsolidated affiliates		—		826		—		5,271
Foreign currency exchange gain (loss)		40		(8)		(76)		(6)
Gain on consolidation of affiliate		—		65,349		—		143,466
Other income, net		40,465		795		40,308		1,218
Income from discontinued operations		—		604		—		159,039
Depreciation expense—discontinued operations		—		—		—		1,275
Interest expense—discontinued operations		—		—		—		1,326
Income taxes—discontinued operations		—		—		—		833
Income taxes—sale of assets		—		—		—		20,451
Noncontrolling interest in consolidated affiliates		(16,888)		217		(13,454)		4,258
Adjustments from consolidated affiliates		(3,209)		(3,939)		(7,046)		(7,614)
Adjustments from unconsolidated affiliates		—		3,153		—		8,443
Other adjustments		207		31		200		(130)
EBITDA		$67,048		$135,356		$139,727		$429,205

(a)
On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property. On June 11, 2014, we acquired the remaining ownership interest in the Hotel del Coronado and consolidated the property. EBITDA represents revenue and expenses generated by these properties subsequent to the consolidation of these properties. Prior to the acquisitions on March 31, 2014 and June 11, 2014, we accounted for these properties under the equity method of accounting. EBITDA related to our interest in these properties while they were accounted for under the equity method of accounting is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
On May 12, 2015, we purchased the Four Seasons Hotel Austin. We have not included the results of this hotel in Property EBITDA for the three and six months ended June 30, 2015 and 2014 above since we did not own the property for the entire periods.

(c)
On December 9, 2014 we purchased the Four Seasons Resort Scottsdale at Troon North. We have not included the results of this hotel in Property EBITDA for the three and six months ended June 30, 2014 above since we did not own the property during those periods.

(d)
On January 29, 2015, we purchased the Montage Laguna Beach resort. We have not included the results of this hotel in Property EBITDA for the six months ended June 30, 2015 and for the three and six months ended June 30, 2014 above since we did not own the property for the entire periods.

(e)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

(f)	On May 21, 2015, we sold the Hyatt Regency La Jolla hotel. We have included the results of this hotel in Property EBITDA for our period of ownership.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended June 30, 2015			Six Months Ended June 30, 2015
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$6,231		$6,231	$4,514		$4,514
Four Seasons Hotel Austin	—	1,530	1,530	—	1,530	1,530
Four Seasons Silicon Valley	3,392		3,392	5,848		5,848
Four Seasons Washington, D.C.	5,960		5,960	7,952		7,952
InterContinental Chicago	7,062		7,062	5,224		5,224
InterContinental Miami	5,547		5,547	16,270		16,270
JW Marriott Essex House Hotel	6,540	(2,990)	3,550	5,487	(2,356)	3,131
Westin St. Francis	12,675		12,675	24,595		24,595
Total Urban Hotels	47,407	(1,460)	45,947	69,890	(826)	69,064
Resorts:
Fairmont Scottsdale Princess	5,502		5,502	22,249		22,249
Four Seasons Jackson Hole	(104)		(104)	5,030		5,030
Four Seasons Resort Scottsdale at Troon North	2,904		2,904	8,287		8,287
Hotel del Coronado	14,835	513	15,348	28,882	1,026	29,908
Loews Santa Monica Beach Hotel	4,488		4,488	7,329		7,329
Marriott Lincolnshire Resort	1,205		1,205	905		905
Montage Laguna Beach	5,232		5,232	—	8,539	8,539
Ritz-Carlton Half Moon Bay	4,299		4,299	5,896		5,896
Ritz-Carlton Laguna Niguel	8,932		8,932	16,872		16,872
Total Resorts	47,293	513	47,806	95,450	9,565	105,015
European Hotel:
Marriott Hamburg	1,321	(1,368)	(47)	2,560	(2,654)	(94)
Assets Sold:
Hyatt Regency La Jolla	1,244	(548)	696	3,597	(1,586)	2,011
	$97,265	$(2,863)	$94,402	$171,497	$4,499	$175,996

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	49%			39%
Resorts	51%			60%
Total	100%			99%

Total United States Urban Hotels (as of June 30, 2015) (a)
8 Properties
4,539 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
ADR	$307.31	$289.97	6.0%		$295.86	$277.93	6.5%
Average Occupancy	84.3%	85.3%	(1.0)	pts	78.0%	78.2%	(0.2)	pts
RevPAR	$259.21	$247.40	4.8%		$230.72	$217.29	6.2%
Total RevPAR	$428.42	$408.64	4.8%		$390.05	$366.30	6.5%
Property EBITDA Margin	28.9%	28.7%	0.2	pts	24.4%	22.7%	1.7	pts

(a) Includes the Four Seasons Hotel Austin, including periods prior to ownership.

Total United States Resorts (as of June 30, 2015) (b)
9 Properties
3,382 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change
ADR	$362.75	$351.01	3.3%		$370.85	$355.36	4.4%
Average Occupancy	71.4%	72.8%	(1.4)	pts	72.7%	71.9%	0.8	pts
RevPAR	$259.08	$255.66	1.3%		$269.54	$255.34	5.6%
Total RevPAR	$585.05	$582.90	0.4%		$605.48	$571.08	6.0%
Property EBITDA Margin	26.3%	27.1%	(0.8)	pts	28.1%	26.4%	1.7	pts

(b) Includes the Four Seasons Resort Scottsdale at Troon North and Montage Laguna Beach resort, including periods prior to ownership.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2015

2015 Guidance
(in millions, except per share data)

	Year Ended December 31, 2015
Operational Guidance	Low Range	High Range
Total RevPAR growth	4.0%	5.0%
RevPAR growth	5.5%	6.5%

	Year Ended December 31, 2015
Comparable EBITDA Guidance	Low Range	High Range
Net Income Attributable to Common Shareholders	$58.9	$73.9
Depreciation and Amortization	160.6	160.6
Interest Expense	81.4	81.4
Income Taxes	8.1	8.1
Non-controlling Interests	0.2	0.2
Adjustments from Consolidated Affiliates	8.6	8.6
Realized Portion of Deferred Gain on Sale Leasebacks	(0.2)	(0.2)
Gain on Sale of Asset	(40.6)	(40.6)
Impairment Losses	10.4	10.4
Loss on Early Extinguishment of Debt	34.2	34.2
Hotel Acquisition Costs	1.1	1.1
Amortization of Below Market Management Agreement	2.1	2.1
Other Adjustments	0.2	0.2
Comparable EBITDA	$325.0	$340.0

	Year Ended December 31, 2015
Comparable FFO Guidance	Low Range	High Range
Net Income Attributable to Common Shareholders	$58.9	$73.9
Depreciation and Amortization	159.9	159.9
Realized Portion of Deferred Gain on Sale Leasebacks	(0.2)	(0.2)
Gain on Sale of Asset	(40.6)	(40.6)
Non-controlling Interests	0.2	0.2
Adjustments from Consolidated Affiliates	12.0	12.0
Impairment Losses	10.4	10.4
Interest Rate Swap OCI Amortization	10.4	10.4
Loss on Early Extinguishment of Debt	34.2	34.2
Amortization of Debt Discount	0.8	0.8
Amortization of Below Market Management Agreement	2.1	2.1
Hotel Acquisition Costs	1.1	1.1
Comparable FFO	$249.2	$264.2
Comparable FFO per diluted share	$0.88	$0.94